UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
April 6, 2022

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On April 6, 2022, the Board of Directors (the "Board") of Grocery Outlet Holding Corp. (the "Company") adopted amended and restated bylaws, attached hereto as Exhibit 3.1 (the "New Bylaws"), effective as of April 6, 2022. The New Bylaws provide for, among other changes, (i) beginning with the Company's 2023 annual meeting of stockholders, majority voting in uncontested elections of the Company's directors, with plurality voting continuing to apply in contested elections; (ii) the Company's stockholders to amend the New Bylaws upon the approval of a majority of outstanding shares of the Company's common stock; (iii) elimination of various provisions tied to the ownership of Company securities by H&F (as defined in the Company's Amended and Restated Certificate of Incorporation) that are no longer applicable to the Company; and (iv) other immaterial changes. Under the Company's bylaws as in effect immediately prior to the effectiveness of the New Bylaws, all director elections were decided based on plurality vote and amendments of the Company's bylaws by its stockholders required the approval of 66 2/3% of the outstanding shares of the Company's common stock.
The foregoing is only a summary of the New Bylaws and such summary is qualified in its entirety by reference to the full text of the New Bylaws, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Grocery Outlet Holding Corp.
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	April 8, 2022	By:	/s/ Pamela B. Burke
		Name:	Pamela B. Burke
		Title:	Chief Stores Officer,
Interim General Counsel and Secretary